FOR IMMEDIATE RELEASE:	Contact:
Jackie Lapin/WPT: 818-707-1473 jackielapin@cs.com

Jan Sheehan/WPT: 310-475-8231 lasheehan@earthlink.net

WPT Enterprises Extends World Poker Tour’s Casino Partner Commitments to Ten Years;
Develops Second Tour Exclusive to Professional Poker Players

TV Show that Triggered Poker Boom Announces Tournament Schedule with Year-Round Play through 2008

Los Angeles, CA (September 15, 2004) – With the WORLD POKER TOUR™ (WPT) setting records for numbers of players and prize pools at its Season 3 tournament events, WPT Enterprises, Inc. (WPTE) announced a ten-year commitment to its partner casinos by exercising its contract options. WPTE plans to schedule a minimum of 15 WPT-sanctioned events each year, averaging one or more each month through 2013. In conjunction with this commitment, WPT published its Season 4, 5, and 6 tournament schedules through 2008. The WORLD POKER TOUR is the highest-rated television show in the history of the Travel Channel, airing every Wednesday night at 9 p.m. PT/ET.

“We look forward to continuing the Tour that generated a new horizon for poker,” said Steve Lipscomb, President of WPT Enterprises. “Thus, we’ve taken the extraordinary step of activating these renewals early and making sure that our players can mark these dates on their calendars.”

WPTE and the majority of its member casinos originally signed five-year agreements, each of which included an option for WPTE to renew that agreement. WPTE exercised these options, extending the agreements for another five years— resulting in ten-year commitments from each member casino. Although member casinos can elect to terminate their respective agreements, WPTE has the exclusive rights to film poker tournaments on the member casino’s premises for the duration of the ten-year term.

In additional news, WPTE is developing a second tour, the Professional Poker Tour (PPT), scheduled to take place at certain member casinos. Prospective PPT tournament dates were announced in conjunction with the WPT Seasons 4, 5 and 6 tournament schedules. Unlike the WPT, participation in the PPT will be limited to professional players who meet eligibility requirements based on success in previous tournament play. The current WORLD POKER TOUR is open to anyone who wishes to buy-in or who has won a seat in a satellite tournament, regardless of past performance or skill level.

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WPTE member casinos are among the world’s leading hotels and poker rooms. They include: Aviation Club de France (Paris, France), The Mirage and Bellagio Hotels (Las Vegas, NV), Borgata Hotel & Casino (Atlantic City, NJ), Foxwoods Resort Casino (Mashantucket, CT), and Horseshoe & Gold Strike Casinos (Tunica, MS), plus California properties: The Bicycle Casino (Bell Gardens), Commerce Casino (Commerce), and Bay 101 Card Club (San Jose), as well as tournaments sponsored by online poker rooms: Ultimate Bet (Aruba), PartyPoker.com (a cruise to Mexico), and PokerStars (a cruise to the Caribbean).

To date, the tournaments filmed on the WPT have awarded more than $50 million in prize money. Each year, WPT’s 15-tournament schedule culminates with the WPT Championship at the Bellagio in April, attracting professional players from around the world as well as talented newcomers and skilled celebrities. At $25,000 a seat, the WPT Championship has the highest buy-in among all poker tournaments to date.

WPT Enterprises plans to film the first PPT tournament this November at the Foxwoods World Poker Finals. The company is in discussion with The Travel Channel regarding PPT broadcast rights. For the WORLD POKER TOUR schedule or more information on WPTE, please visit www.worldpokertour.com.

ABOUT WPT ENTERPRISES, INC.
WPT Enterprises, Inc. (Nasdaq: WPTE) is a media and entertainment company engaged in the creation of branded entertainment through the development, production and marketing of televised programming based on poker and other gaming themes. To date, operations have principally revolved around the creation of the World Poker Tour brand through the production and licensing of a reality television series exhibited on the Travel Channel that is based on a circuit of previously-established high-stakes poker tournaments that has been affiliated under the “World Poker Tour” brand. WPT Enterprises, Inc. is a majority owned subsidiary of Lakes Entertainment, Inc. (Nasdaq: LACO).

(WPTEG)

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The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by WPT Enterprises, Inc.) contains statements that are forward-looking, such as statements relating to the expansion of WPT’s brand licensing, the development of new television and film projects, the development of WPT corporate sponsors and other business development activities, as well as statements regarding other capital spending, financing sources and the effects of competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of WPT. These risks and uncertainties include, but are not limited to, WPT’s significant dependence on the Travel Channel as a source of revenue; the potential that our television programming will fail to maintain a sufficient audience; the risk that competitors with greater financial resources or marketplace presence might develop television programming that would directly compete with WPT’s television programming; the risk that WPT may not be able to protect its entertainment concepts, current and future brands and other intellectual property rights; risks associated with future expansion into new or complementary businesses; the termination or impairment of WPT’s relationships with key licensing and strategic partners; and WPT’s dependence on its senior management team. For more information, review WPT’s filings with the Securities and Exchange Commission.

Editors Note: 300 dpi downloadable images available at www.media.worldpokertour.com.

Tournament Schedule
Year-Round Play through 2008

Casino and Tournament	Season 4 2005 — 2006	Season 5 2006 — 2007	Season 6 2007 — 2008

Mirage Poker Showdown	5/01/05 – 5/26/05	5/1/06 – 5/25/06	5/1/07 – 5/24/07

PPT Tournament	5/10/05 – 5/12/05	5/09/06 – 5/11/06	5/08/07 – 5/10/07

WPT Tournament	5/22/05 – 5/26/05	5/21/06 – 5/25/06	5/20/07 – 5/24/07

WPT Final Table	5/27/05	5/26/06	5/25/07

PPT Final Table	5/28/05	5/27/06	5/26/07

ACF Grand Prix de Paris	7/11/05 – 7/29/05	7/11/06 – 7/29/06	7/10/07 – 7/28/07

WPT Tournament	7/25/05 – 7/29/05	7/25/06 – 7/29/06	7/24/07 – 7/28/07

Legends of Poker – Bicycle Casino	8/01/05 – 8/31/05	8/01/06 – 8/30/06	8/01/07 – 8/29/07

PPT Tournament	8/16/05 – 8/18/05	8/15/06 – 8/17/06	8/14/07 – 8/16/07

WPT Tournament	8/27/05 – 8/31/05	8/26/06 – 8/30/06	8/25/07 – 8/29/07

WPT Ladies Night	9/01/05	8/31/06	8/30/07

WPT Final Table	9/02/05	9/01/06	8/31/07

Borgata Poker Open	8/29/05 – 9/16/05	8/28/06 – 9/20/06	8/27/07 – 9/19/07

PPT Tournament	9/06/05 – 9/08/05	9/05/06 – 9/07/06	9/04/07 – 9/06/07

WPT Tournament	9/11/05 – 9/16/05	9/16/06 – 9/20/06	9/15/07 – 9/19/07

WPT Final Table	9/17/05	9/21/06	9/20/07

PPT Final Table	9/18/05	9/22/06	9/21/07

WPT Online Tournament	9/19/05 – 9/26/05	9/25/06 – 10/02/06	9/23/07 – 9/30/07

Doyle Brunson’s Poker Championship	10/10/05 – 10/27/05	10/09/06 – 10/26/06	10/08/07 – 10/25/07

WPT Tournament	10/23/05 – 10/27/05	10/22/06 – 10/26/06	10/21/07 – 10/25/07

Foxwoods World Poker Finals	10/24/05 – 11/17/05	10/23/06 – 11/16/06	10/22/07 – 11/15/07

PPT Tournament	11/01/05 – 11/03/05	10/31/06 – 11/02/06	10/30/07 – 11/01/07

WPT Tournament	11/12/05 – 11/17/05	11/11/06 – 11/16/06	11/10/07 – 11/15/07

WPT Final Table	11/18/05	11/17/06	11/16/07

PPT Final Table	11/19/05	11/18/06	11/17/07

Bellagio Five Diamond World Poker Classic	11/29/05 – 12/18/05	11/28/06 – 12/19/06	11/27/07 – 12/18/07

PPT Tournament	11/30/05 – 12/02/05	11/29/06 – 12/01/06	11/28/07 – 11/30/07

WPT Tournament	12/12/05 – 12/18/05	12/15/06 – 12/19/06	12/13/05 – 12/18/07

WPT Final Table	12/19/05	12/20/06	12/19/07

PPT Final Table	12/20/05	12/21/06	12/20/07

Casino and Tournament	Season 4 2005 — 2006	Season 5 2006 — 2007	Season 6 2007 — 2008

WPT Online Tournament	1/07/06 – 1/14/06	1/06/07 – 1/13/07	1/05/08 – 1/12/08

Jack Binion World Poker Open	1/04/06 – 1/26/06	1/04/07 – 1/25/07	1/03/08 – 1/24/08

Tunica PPT	1/16/06 – 1/18/06	1/15/07 – 1/17/07	1/14/08 – 1/16/08

WPT Tournament	1/22/06 – 1/26/06	1/21/07 – 1/25/07	1/20/08 – 1/24/08

WPT Final Table	1/27/06	1/26/07	1/25/08

PPT Final Table	1/28/06	1/27/07	1/26/08

LA Poker Classic – Commerce Casino	1/30/06 – 2/21/06	1/29/07 – 2/21/07	1/28/08 – 2/20/08

Commerce PPT	2/07/06 – 2/09/06	2/06/07 – 2/08/07	2/05/08 – 2/7/08

WPT Tournament	2/17/06 – 2/21/06	2/17/07 – 2/21/07	2/16/08 – 2/20/08

WPT Invitational	2/22/06 – 2/23/06	2/22/07 – 2/23/07	2/21/08 – 2/22/08

WPT Final Table	2/24/06	2/24/07	2/23/08

PPT Final Table	2/25/06	2/25/07	2/24/08

Bay 101 Shooting Stars	2/20/06 – 3/03/06	2/19/07 – 3/02/07	2/18/08 – 2/29/08

WPT Tournament	2/27/06 – 3/03/06	2/26/07 – 3/02/07	2/25/08 – 2/29/08

PartyPoker Million

WPT Tournament	3/11/06 – 3/18/06	3/10/07 – 3/17/07	3/08/08 – 3/15/08

World Poker Challenge Reno Hilton	3/09/06 – 3/31/06	3/08/07 – 3/30/07	3/06/08 – 3/28/08

WPT Tournament	3/27/06 – 3/31/06	3/26/07 – 3/30/07	3/24/08 – 3/28/08

Five Star World Poker Classic — Bellagio	4/04/06 – 4/28/06	4/03/07 – 4/27/07	4/02/08 – 4/25/08

WPT Championship	4/22/06 – 4/28/06	4/21/07 – 4/27/07	4/19/08 – 4/25/08

Season 3 - Professional Poker Tour (PPT)

Foxwoods PPT Tournament	11/09/04 – 11/11/04	Final Table: 11/19/04

Bellagio PPT Tournament	12/07/04 – 12/09/04	Final Table: 12/18/04

Tunica PPT Tournament	01/11/05 – 01/13/05	Final Table: 01/28/05

Commerce PPT Tournament	02/08/05 – 02/10/05	Final Table: 02/25/05